SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Portfolio Optimization Conservative Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks from Holdings in Portfolio Optimization Underlying Funds subsection, Growth Companies Risk is added after Value Companies Risk:

•     Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.